Net (Loss) Income Per Share	6 Months Ended
Jun. 30, 2026
Schedule of Basic and Dilutive Net (loss) Income Per Share [Abstract]
Net (Loss) Income Per Share

Note 6- Net (Loss) Income Per Share

Basic net (loss) income per share is computed by dividing the net (loss) income by the weighted-average number of common shares outstanding for the period. Diluted net (loss) income per share is computed based on the potential impact of dilutive securities, including outstanding common stock options, restricted stock units, warrants to purchase common stock, convertible preferred stock, and common stock issuable in connection with convertible notes. For periods in which the Company has reported negative net loss, diluted net loss per share is the same as basic net loss per share because common dilutive shares are not assumed to have been issued if their effect is anti-dilutive. Basic and dilutive net (loss) income per share is as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net (loss) income available to common shareholders (numerator)	$(8,971,360)	$10,613	$(17,791,065)	$3,918,735

Weighted-average number of common shares (denominator)	17,327,652	16,708,776	17,090,140	16,689,537

Basic (loss) income per common share	$(0.52)	$0.00	$(1.04)	$0.23

Weighted-average number of common shares	17,327,652	16,708,776	17,090,140	16,689,537
Potential shares of common stock arising from stock options, warrants, and unvested RSU’s	-	6,710,950	-	6,818,731
Total shares-diluted (denominator)	17,327,652	23,419,726	17,090,140	23,508,268

Diluted (loss) income per common share	$(0.52)	$0.00	$(1.04)	$0.17

Anti-dilutive weighted shares excluded from the calculation of diluted (loss) income per common share	5,312,033	58,800	6,236,531	51,370